[ICM LOGO]


                                ICM Series Trust

                               ------------------

                               Isabelle Small Cap
                                   Value Fund


                               Semi-Annual Report
                                 June 30, 2000

                                  ICM/Isabelle
                              Small Cap Value Fund

                               TABLE OF CONTENTS

Shareholder Letter ........................................................    1

Portfolio of Investments ..................................................    4

Statement of Assets and Liabilities .......................................    7

Statement of Operations ...................................................    8

Statements of Changes in Net Assets .......................................    9

Financial Highlights ......................................................   10

Notes to Financial Statements .............................................   12

SHAREHOLDER LETTER


Dear Shareholder:

We are fond of thanking you for your continued confidence in us and we wish to reiterate that thought at the outset of this letter/update. That support is evidenced in the Fund's assets having expanded from $16.8 million at year-end to more than $85 million as of this writing.

Following a solid performance in 1999, your Fund continued to make gains through the first half of this year. Last year's return of 49.49% was achieved during a period in which the general economy was very strong and nearly every variable affecting it was favorable. However, the environment has become much more uncertain: Sentiment now seems to vacillate between inflation worries and the possible need for intervention by the Federal Reserve in an effort to cool things off by raising interest rates, to elation at the continued strength seen in quarterly earnings. This schizophrenia has led to a very choppy market, where positive returns have been difficult to come by. While small caps have outperformed, their gains have been minimal. For the first half of the period, the Russell 2000 Index rose just 3.04% while the S&P 500 Index declined slightly, by 0.42%. It is therefore all the more gratifying to report to you that the ICM/Isabelle Small Cap Value Fund advanced by a further 13.17% during the first six months of the year, while the annualized one-year and since inception (March 9, 1998) total returns of the Fund were 39.33% and 6.99%, respectively*.

_________________

*Share prices and performance calculations are based upon Investment Class shares. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Without fee waivers and expense reimbursement in effect during the period, total return for the Fund would have been lower. The Russell 2000 Index, the most relevant benchmark for the Fund, is an unmanaged index of stocks considered representative of the small cap market. An individual cannot invest in the index. The S&P 500 Index is an unmanaged group of stocks considered to be representative of the stock market in general. Index returns assume reinvestment of dividends; unlike the Fund's returns, however, they do not reflect any fees or expenses. Past performance is no guarantee of future results. For more complete information about the Fund, including fees and expenses, please call 1-800-472-6114 for a prospectus. Please read the prospectus carefully before investing or sending money. There are risks associated with investing in funds that invest in stocks of small companies. These stocks tend to be more volatile and less liquid than stocks of larger companies.

Distributors: AmeriMutual Fund Distributors, Inc.

Our investment philosophy has always focused on identifying unrecognized "business value" among individual companies and our investment goals are built around it. We believe that by consistently practicing what we preach, we can produce superior returns over the long-term, through good, uncertain, and, even bad economic periods. We truly believe that with proper execution, our investment philosophy will translate into an "all-weather" investment vehicle.

If the investment engine is represented by the Fund, the fuel to power it is represented by the individual stocks that go into it. Some of those stocks have reacted very favorably in providing near-term energy to the portfolio. Signal Technology (Symbol: STCO) has been, and continues to be a favorite, even though it has risen some 245% this year, through June 30. Similarly, we still find compelling value in Woodhead Industries (Symbol: WDHD), which was up 59% for the period. Triton Energy (Symbol: OIL), having met its investment target, has since been sold, but it also contributed handsomely, gaining 90% through the end of June.

That our investment philosophy is grounded in real-world economics where competition is a key element was more than amply demonstrated in the number of take-over situations that the Fund was involved in. Within the space of one month the acquisitions of Kollmorgen Corporation (Symbol: KOL), McWhorter Technologies (Symbol: MWT), The Pioneer Group (Symbol: PIOG), American National Can (Symbol: CAN), and ACME Electric (Symbol: ACEE) were announced. These all represented meaningful positions in the ICM/Isabelle Small Cap Value Fund portfolio, and with premiums ranging from 50% to over 100% being offered for the companies, performance benefited accordingly. There were a few significant disappointments including Crown Vantage Corporation (Symbol: CVAN), Medical Resources Corporation (Symbol: MRIIQ), and Anacomp (Symbol: ANCO), but the winners clearly outnumbered the losers. As an example of our steadfastness and resolve, as is the case with Anacomp, if we continue to believe the investment thesis strongly enough, we will persevere in our efforts, even if events cast a near-term shadow over the outcome. Anacomp was itself a take-over candidate but when a deal was unable to be consummated, the market punished the stock severely, causing it to lose much of its market value. We believe, however, that the fundamentals remain intact, supporting the original investment thesis, and have subsequently increased our position, driving down the average cost in the process.

We are not sure where the economy or the market goes from here. There has been a long period marked by declining interest rates, high productivity, strong demand, and increased access to international markets. Going forward, the danger is not so much in the sudden collapse of earnings or other fundamentals, but from the investment players themselves. Heavy-handed or misguided attempts at managing the economy could derail things just as another bout of irrational exuberance on the part of investors who think that the sky is the limit and economics don't matter. They do! Just witness the dot.com bubble that recently burst! Barring this kind of eventuality, the demographics continue to be favorable towards investing in stocks.

Whatever the case, our job will remain the same, to find companies with unrecognized economic value. Through careful analysis we believe that we can also separate perceived risk from actual risk, thus making it possible to reduce volatility while improving returns. We will continue working diligently in an effort to maintain the integrity of our product and your confidence in it.

Sincerely,

/s/WARREN J. ISABELLE
---------------------

Warren J. Isabelle
President & Chairman of The Board
July 2000


__________________

The views expressed in this report reflect those of the portfolio manager, only through the period of this report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions.




ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2000 (UNAUDITED)

                                                                      MARKET
     SHARES                                                           VALUE   +
     ------                                                           ---------
               COMMON STOCKS - 93.16%
               BASIC MATERIALS - 16.82%
    152,654    AK Steel Holding Corp.                                $ 1,221,232
     40,000    American National Can Group, Inc.                         675,000
     45,500    Cabot Corp.                                             1,239,875
    116,100    Castle (A.M.) & Co.                                       965,081
    219,700    Commonwealth Industries, Inc.                           1,290,738
    245,700    Crompton Corp.                                          3,009,825
    167,300    Crown Vantage Inc.*                                        31,369
    459,700    Graphic Packaging International Corp.*                    976,862
    208,800    Hanna (M.A.) Co.                                        1,879,200
    151,400    Material Sciences Corp.*                                1,514,000
    185,000    Wausau-Mosinee Paper Corp.                              1,584,062
                                                                     -----------
                                                                      14,387,244
                                                                     -----------

               CAPITAL GOODS - 23.53%
    170,881    Acme Electric Corp.*                                    1,473,849
    673,400    Brown & Sharpe Manufacturing Co.*                       1,893,938
     26,500    Carlisle Companies Inc.                                 1,192,500
     43,800    Chicago Bridge & Iron Co. NV                              643,313
    234,400    DT Industries, Inc.*                                    2,197,500
     71,000    ESCO Electronics Corp.                                  1,207,000
     24,000    Herley Industries, Inc.*                                  453,000
     51,100    JLG Industries, Inc.                                      606,813
    205,400    Magna Tek, Inc.*                                        1,643,200
    199,300    RTI International Metals, Inc.*                         2,267,037
     95,000    Sames Corp.                                             1,496,250
    164,700    TransPro, Inc.                                            833,794
    106,600    Woodhead Industries, Inc.                               1,945,450
     87,200    York International Corp.                                2,278,100
                                                                     -----------
                                                                      20,131,744
                                                                     -----------

               COMMUNICATION SERVICES - 7.13%
    488,275    Arch Communications Group, Inc.*                        3,173,788
    116,900    Signal Technology Corp.*                                2,922,500
                                                                     -----------
                                                                       6,096,288
                                                                     -----------

               CONSUMER CYCLICALS - 7.88%
    131,300    Cross (A.T.) Co.*                                         648,294
     97,000    InterTAN, Inc.*                                         1,139,750
    106,800    McNaughton Apparel Group, Inc.                          1,121,400
     68,200    Polaroid Corp.                                          1,231,862
     77,700    Russell Corp.                                           1,554,000
    176,671    Wickes Inc.                                             1,048,984
                                                                     -----------
                                                                       6,744,290
                                                                     -----------



    The accompanying notes are an integral part of the financial statements.



                                       4

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2000 (UNAUDITED)--Continued

                                                                      MARKET
     SHARES                                                           VALUE   +
     ------                                                           ---------
               COMMON STOCKS - continued

               CONSUMER STAPLES - 5.72%
    134,300    Homeland Holding Corp.*                               $   503,625
     87,600    Michael Foods, Inc.                                     2,146,200
     60,400    Tupperware Corp.                                        1,328,800
    197,400    WLR Foods, Inc.                                           912,975
                                                                     -----------
                                                                       4,891,600
                                                                     -----------

               ENERGY - 2.85%
    161,200    Bellwether Exploration Co.*                             1,339,975
     69,200    Plains Resources Inc.*                                  1,102,875
                                                                     -----------
                                                                       2,442,850
                                                                     -----------

               FINANCIAL SERVICES - 8.07%
    187,700    Ceres Group, Inc.                                       1,114,469
     81,300    The First American Financial Corp.                      1,163,606
     37,700    Presidential Life Corp.                                   523,087
     68,000    StanCorp Financial Group, Inc.                          2,184,500
    452,000    Transmedia Network Inc.                                 1,921,000
                                                                     -----------
                                                                       6,906,662
                                                                     -----------

               HEALTH CARE - 8.73%
     55,600    America Service Group Inc.*                             1,139,800
    134,900    ARIAD Pharmaceuticals, Inc.*                            1,795,856
     51,800    EPIX Medical, Inc.*                                       770,525
     98,050    I-STAT Corp.*                                           1,709,747
    365,400    Scios Inc.*                                             2,055,375
                                                                     -----------
                                                                       7,471,303
                                                                     -----------

               OTHER - 1.05%
     19,000    Shuffle Master, Inc.*                                     273,125
    140,900    Westaff, Inc.*                                            625,244
                                                                     -----------
                                                                         898,369
                                                                     -----------

               TECHNOLOGY - 8.82%
    472,700    Anacomp, Inc.                                           1,418,100
     57,215    CSP Inc.*                                                 457,720
     60,500    DuraSwitch Industries*                                    423,500
    186,200    Elite Information Group Inc.                            1,291,762
    130,100    INSO Corp.*                                               674,894
     73,500    Intergraph Corp.*                                         555,844
     90,400    Pioneer-Standard Electronics, Inc.                      1,333,400
    135,350    Sypris Solutions, Inc.*                                 1,387,337
                                                                     -----------
                                                                       7,542,557
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.



                                       5



ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2000 (UNAUDITED)--Continued

                                                                      MARKET
     SHARES                                                           VALUE   +
     ------                                                           ---------
               COMMON STOCKS - continued

               TRANSPORTATION - 2.56%
    293,900    Consolidated Freightways Corp.*                       $ 1,193,969
     67,298    Yellow Corp.*                                             992,645
                                                                     -----------
                                                                       2,186,614
                                                                     -----------

               TOTAL COMMON STOCKS (COST $78,076,088)                 79,699,521
                                                                     -----------

               SHORT TERM INVESTMENTS - 7.59%
 $4,715,938    Fifth Third Repurchase Agreement, 6.57%, 7/3/00,
                collateralized by $4,825,316 Federal National
                Mortgage Bank, 7.5%, due 9/1/2012                      4,715,938
  1,781,521    Fifth Third Treasury Cash Reserves Fund                 1,781,521
                                                                     -----------

               TOTAL SHORT TERM INVESTMENTS (COST $6,497,459)          6,497,459
                                                                     -----------

               Total Investments (Cost $84,573,547)** - 100.75%       86,196,980
               Cash and Other Assets Net of Liabilities - (0.75)%       (641,642)
                                                                     -----------
               NET ASSETS - 100.00%                                  $85,555,338
                                                                     ===========

______________

+   See Note 1 in Notes to Financial Statements.
*   Non-income producing security.
** Cost for federal income tax purposes is $84,573,547 and net unrealized appreciation consists of:

                Gross unrealized appreciation                        $ 9,344,764
                Gross unrealized depreciation                         (7,721,331)
                                                                     -----------
                Net unrealized appreciation                          $ 1,623,433
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.



ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (UNAUDITED)



ASSETS:
        Investments in securities at market value
                (identified cost $84,573,547) (Note 1)               $ 86,196,980
        Cash                                                               34,695
        Receivable for securities sold                                  1,214,584
        Receivable for fund shares sold                                 1,048,215
        Interest and dividends receivable                                  63,818
        Deferred organization costs (Note 1)                               32,408
        Prepaid expenses and other assets                                   1,744
                                                                     ------------
                TOTAL ASSETS                                           88,592,444
                                                                     ------------

LIABILITIES:
        Payable for securities purchased                                2,754,741
        Payable for fund shares redeemed                                  149,625
        Payable to advisor (Note 3)                                        67,105
        Payable for trustee fees (Note 3)                                   3,046
        Accrued expenses                                                   62,589
                                                                     ------------
                TOTAL LIABILITIES                                       3,037,106
                                                                     ------------

NET ASSETS                                                           $ 85,555,338
                                                                     ============

Investment Class Shares (Note 1):
        Net assets (Unlimited shares of $0.001 par beneficial
                interest authorized; 5,891,534 shares outstanding)   $ 68,868,412
                                                                     ============

        Net asset value, offering and redemption price
        per Investment Class Share                                   $      11.69
                                                                     ============

Institutional Class Shares (Note 1):
        Net assets (Unlimited shares of $0.001 par beneficial
                interest authorized; 1,422,079 shares outstanding)   $ 16,686,926
                                                                     ============

        Net asset value, offering and redemption price
                per Institutional Class Share                        $      11.73
                                                                     ============

NET ASSETS CONSIST OF:
        Paid-in capital                                              $ 79,978,560
        Accumulated net investment gain (loss)                           (186,577)
        Accumulated net realized gain (loss) on investments             4,139,922
        Net unrealized appreciation (depreciation) on investments       1,623,433
                                                                     ------------
                NET ASSETS                                           $ 85,555,338
                                                                     ============


    The accompanying notes are an integral part of the financial statements.





ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS


                                                                                FOR THE SIX MONTHS
                                                                                      ENDED
                                                                                  JUNE 30, 2000
                                                                                   (UNAUDITED)
                                                                                   -----------

INVESTMENT INCOME:
        Dividends                                                                 $   271,450
        Interest                                                                      183,629
                                                                                  -----------
TOTAL INCOME                                                                          455,079
                                                                                  -----------

EXPENSES:
        Investment advisory fees (Note 3)                                             281,245
        Distribution fees - Investment Class (Note 4)                                  57,551
        Registration fees                                                              36,733
        Administration fees                                                            32,189
        Transfer agent fees                                                            30,729
        Accounting fees 22,671
        Printing expenses                                                              21,492
        Custodian fees (Note 3) 16,201
        Professional fees                                                              15,653
        Amortization of organization costs (Note 1)                                     6,008
        Trustees fees                                                                   3,396
        Insurance expenses                                                              1,472
        Miscellaneous fees                                                             13,961
                                                                                  -----------
                TOTAL EXPENSES                                                        539,301
                                                                                  -----------
                        Fees waived and expenses reimbursed by advisor (Note 3)        (2,017)
                        Credits allowed by custodian (Note 3)                            (637)
                                                                                  -----------
NET EXPENSES                                                                          536,647
                                                                                  -----------
NET INVESTMENT GAIN (LOSS)                                                            (81,568)
                                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
        ON INVESTMENTS:
        Net realized gain (loss) on investments 2,725,605
        Net change in unrealized appreciation (depreciation) of investments           934,773
                                                                                  -----------
        Net realized and unrealized gain (loss) on investments                      3,660,378
                                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                                                 $ 3,578,810
                                                                                  ===========


    The accompanying notes are an integral part of the financial statements.




ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                  For the Six Months  For the Year
                                                        Ended            Ended
                                                     June 30, 2000     December 31,
                                                      (Unaudited)         1999
                                                  ------------------  -------------


OPERATIONS:
        Net investment gain (loss)                  $    (81,568)   $   (105,009)
        Net realized gain (loss) on investments        2,725,605       2,226,890
        Net change in unrealized appreciation
        (depreciation) of investments                    934,773       1,687,839
                                                    ------------    ------------
                Net increase (decrease) in net
                assets resulting from operations       3,578,810       3,809,720
                                                    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares subscribed:
                Investment Class                      62,135,894       6,998,269
                Institutional Class                    8,284,891       1,782,304
        Cost of shares redeemed:
                Investment Class                      (5,801,049)       (544,317)
                Institutional Class                      (84,144)           --
                                                    ------------    ------------
        Increase (decrease) in net assets derived
        from capital share transactions (a)           64,535,592       8,236,256
                                                    ------------    ------------
                TOTAL INCREASE (DECREASE)
                IN NET ASSETS                         68,114,402      12,045,976
                                                    ------------    ------------

NET ASSETS:
        Beginning of period                           17,440,936       5,394,960
                                                    ------------    ------------
        End of period (including accumulated net
        investment loss of ($186,577) and
        $0, respectively)                           $ 85,555,338    $ 17,440,936
                                                    ============    ============

(a) Transactions in capital stock were:
        Shares sold:
                Investment Class                       5,428,851         796,386
                Institutional Class                      710,309         179,609
                                Shares redeemed:
                Investment Class                        (504,334)        (69,667)
                Institutional Class                       (7,213)           --
                                                    ------------    ------------
                Increase (decrease) in shares
                        outstanding                    5,627,613         906,328
                                                    ============    ============


    The accompanying notes are an integral part of the financial statements.



ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS


The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.

                                                   INVESTMENT         INVESTMENT   INVESTMENT
                                                   CLASS              CLASS        CLASS
                                                   FOR THE SIX        FOR THE      FOR THE PERIOD
                                                   MONTHS ENDED       YEAR         MARCH 9, 1998**
                                                  JUNE 30, 2000*      ENDED        THROUGH
                                                  (UNAUDITED)       DECEMBER 31,   DECEMBER 31, 1998
                                                                        1999*
                                                  --------------    ------------   -----------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    10.33        $    6.91     $   10.00
                                                   ----------        ---------     ---------

        Income (Loss) From
        Investment Operations:
        Net investment income (loss)                    (0.02)           (0.12)        (0.04)
        Net gains (losses) on securities
           (both realized and unrealized)                1.38             3.54         (3.05)
                                                   ----------        ---------     ---------
                        TOTAL FROM INVESTMENT
                        OPERATIONS                       1.36             3.42         (3.09)
                                                   ----------        ---------     ---------

NET ASSET VALUE, END OF PERIOD                     $    11.69        $   10.33     $    6.91
                                                   ==========        =========     =========

TOTAL RETURN                                            13.17%           49.49%       (30.90%)

RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (in 000s)        $   68,868        $   9,993     $   1,660
        Ratio of expenses to average net assets:
                Before expense reimbursement          1.96%(1)            4.79%         8.81%(1)
                After expense reimbursement(2)        1.95%(1)            1.95%         1.95%(1)
        Ratio of net investment income (loss)
           to average net assets:
                Before expense reimbursement         (0.35%)(1)          (4.23%)       (7.99%)(1)
                After expense reimbursement(2)       (0.35%)(1)          (1.39%)       (1.13%)(1)
        Portfolio turnover rate                      21.36%              84.30%        21.43%

_________

*   Based on average shares outstanding.
**  Commencement of investment operations.
(1) Annualized.
(2) Includes custody earnings credits.


    The accompanying notes are an integral part of the financial statements.



ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS


The table below sets forth financial data for one share of capital stock outstanding throughout each period indicated.

                                                          INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                              CLASS             CLASS             CLASS
                                                        FOR THE SIX MONTHS                   FOR THE PERIOD
                                                               ENDED        FOR THE YEAR    MARCH 29, 1998**
                                                          JUNE 30, 2000*       ENDED           THROUGH
                                                            (UNAUDITED)  DECEMBER 31, 1999*  DECEMBER 31, 1998
                                                         ---------------  ------------------  -----------------


NET ASSET VALUE, BEGINNING OF PERIOD                       $       10.36     $    6.92     $   10.00
                                                           -------------     ---------     ---------

        Income (Loss) From
        Investment Operations:
        Net investment income (loss)                               (0.02)        (0.10)        (0.04)
        Net gains (losses) on securities
                (both realized and unrealized)                      1.39          3.54         (3.04)
                                                           -------------     ---------     ---------
                        TOTAL FROM INVESTMENT
                         OPERATIONS                                 1.37          3.44         (3.08)
                                                           -------------     ---------     ---------

NET ASSET VALUE, END OF PERIOD                             $       11.73     $   10.36     $    6.92
                                                           =============     =========     =========
TOTAL RETURN                                                       13.22%        49.71%       (30.80%)

RATIOS/SUPPLEMENTAL DATA
        Net assets, end of period (in 000s)                $      16,687     $   7,448     $   3,734
        Ratio of expenses to average net assets:
                Before expense reimbursement                        1.73%(1)      4.54%         8.56%(1)
                After expense reimbursement(2)                      1.70%(1)      1.70%         1.70%(1)
        Ratio of net investment income (loss) to
           average net assets:
                Before expense reimbursement                       (0.06%)(1)    (4.14%)       (7.74%)(1)
                After expense reimbursement(2)                     (0.03%)(1)    (1.30%)       (0.88%)(1)
        Portfolio turnover rate                                    21.36%        84.30%        21.43%

_____________

*   Based on average shares outstanding.
**  Commencement of investment operations.
(1) Annualized.
(2) Includes custody earnings credits.


    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (UNAUDITED)


NOTE 1- SIGNIFICANT ACCOUNTING POLICIES
ICM/Isabelle Small Cap Value Fund (the "Fund"), a series of ICM Series Trust (the "Trust") was organized as a Massachusetts business trust pursuant to a trust agreement dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares (Investment Class shares and Institutional Class shares), each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 29, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities are valued at the last reported sales price on the national securities exchange or national securities market on which such securities are primarily traded, on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost plus accrued interest, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees.

B. INVESTMENT INCOME AND SECURITIES TRANSACTIONS. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (UNAUDITED)--CONTINUED

C. NET ASSET VALUE PER SHARE. Net Asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

D. ORGANIZATION COSTS. Organization costs are amortized on a straight line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the prorata share of the unamortized organizational costs as of the date of redemption. The prorata share will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

E. FEDERAL INCOME TAXES. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist. At December 31, 1999, the Fund reclassified $105,009 from accumulated net investment loss to accumulated undistributed net realized gain on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (UNAUDITED)--CONTINUED

F. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

G. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

H. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, aggregated $71,113,906 and $10,960,122 respectively, for the six months ended June 30, 2000.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (UNAUDITED)--CONTINUED


NOTE 3 - INVESTMENT MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS Ironwood Capital Management, LLC ("ICM") serves as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement") dated March 2, 1998. Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

Pursuant of the terms of the Agreement, ICM is obligated for as long as the Agreement remains in effect, to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and expenses to the extent that they exceed these amounts. For the six months ended June 30, 2000, advisory fees of $2,017 were waived by ICM.

American Data Services, Inc. ("ADS") serves as the administrator, fund accounting agent and transfer agent to the Fund, and AmeriMutual Fund Distributors, Inc., an affiliate of ADS, serves as the Fund's distributor.

For providing administrative services, the Fund pays ADS a fee at the annualized rate of 0.12% of the Fund's average daily net assets up to $100 million and at reduced percentages thereafter; a minimum fee applies. For providing fund accounting services, the Fund pays ADS a fixed monthly fee for average net assets less than $25 million plus out-of-pocket expenses. For providing transfer agent services, the Fund pays ADS a minimum monthly or per account fee plus certain transaction fees. Prior to August 23, 1999, First Data Investor Services Group, Inc., a subsidiary of First Data Corporation, served as the Fund's administrator.

Fifth Third Bank, as the Fund's custodian, has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the six months ended June 30, 2000, the Fund's custodian expenses were reduced by $637.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (UNAUDITED)--CONTINUED

No officer, trustee or employee of ICM, or ADS, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. The Trust pays each unaffiliated Trustee an annual fee of $2,000 for their services, including their attendance at board and committee meetings. The Trust also reimburses each unaffiliated Trustee for travel and out-of-pocket expenses related to the attendance at such meetings.

NOTE 4 - DISTRIBUTION PLAN
The Trustees of the Fund have adopted a 12b-1 Plan with respect to the Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, the Fund compensates the Distributor, at a fee calculated at an annual rate of up to 0.25% of the value of the average daily net assets attributable to the Investment Class shares for distribution expenses borne, or paid to others, by the Distributor.

                                     NOTES

                         IRONWOOD CAPTAL MANAGEMENT, LLC
                                  AND ICM FUNDS

                               The Ironwood Tree
 is a small, hardy tree, which yields a very useful and solid wood. Patiently, these trees remain under the forest canopy until taller neighbors fall.
             Once given the opportunity, the Ironwood grows quickly
      to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                       Ironwood Capital Management, LLC,
        the investment manager of the ICM/Isabelle Small Cap Value Fund, is an independent investment management firm specializing
                     in investing in small company stocks.

                                   ICM Funds
                        C/O American Data Services, Inc.
                                 P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 1-800-472-6114

--------------------------------------------------------------------------------

There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

Distributor: AmeriMutual Fund Distributors, Inc.

For account information and prices, call 1-800-472-6114 between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time), Monday through Friday.